UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                 ______________________

                                     FORM 8-K

                                   CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported):      June 10, 2005


              South Dakota State Medical Holding Company, Incorporated
              --------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)


         South Dakota                     0-23430       46-0401087
-------------------------------    -----------------   --------------
(State or Other Jurisdiction           (Commission     (IRS Employer
of Incorporation)                      File Number)    Identification No.)


1323 South Minnesota Avenue, Sioux Falls, SD  57105
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(Address of Principal Executive Offices, Including Zip Code)


Registrant's telephone number, including area code:  (605) 334-4000


                                            N/A
             -------------------------------------------------------------
             (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

____Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)

____Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)

____Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 10, 2005, Dr. Vance Thompson and Mr. Bob Sutton retired from the South Dakota State Medical Holding Company, Inc. Board of Directors at the 2004 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          SOUTH DAKOTA STATE MEDICAL
                         HOLDING COMPANY, INCORPORATED

Date: __June 15, 2005__  by __/s/ Kirk J. Zimmer______
                            Kirk J. Zimmer
                            Senior Vice President and Chief Operating Officer (Duly Authorized Officer)